SUPPLEMENT DATED AUGUST 27, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

PRECIOUS METALS PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Precious Metals Portfolio Class I and P Shares summary prospectus dated May 1, 2015, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the supplement dated May 1, 2015 to the Prospectus regarding the liquidation of the Precious Metals Portfolio, the last sentence of the first paragraph under Notice of Liquidation of the Precious Metals Portfolio is deleted and replaced with the following:

The insurance companies that sponsor the variable life insurance policies and variable annuity contracts for which the Fund serves as an investment vehicle have informed the Fund that any assets that remain in the Fund on the Liquidation Date will be reallocated to Service Class shares of the Fidelity® VIP Money Market Portfolio in accordance with instructions from the insurance companies. Please refer to the Fidelity® VIP Money Market Portfolio’s prospectus dated April 30, 2015, as supplemented (the “Fidelity® Prospectus”), for information about the Fidelity® VIP Money Market Portfolio. The Fidelity® VIP Money Market Portfolio is expected to begin operating as a government money market fund and change its name to the Fidelity® Government Money Market Portfolio effective in the fourth quarter of 2015. For further information about these expected changes, please refer to the supplement dated June 9, 2015 to the Fidelity® Prospectus.